Exhibit 10.2



                                    SCHEDULE
                                     to the
                              ISDA Master Agreement

                           dated as of March 20, 2003

                                     between
                                  BANK ONE, NA
                                   ("Party A")
                                       and
                       FORD CREDIT AUTO OWNER TRUST 2003-B
                                   ("Party B")


Part 1.  Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of:

         Section 5(a)(v),           Not applicable.
         Section 5(a)(vi),          Not applicable.
         Section 5(a)(vii),         Not applicable.
         Section 5(b)(iv),          Not applicable.

         in relation to Party B for the purpose of:

         Section 5(a)(v),           Not applicable.
         Section 5(a)(vi),          Not applicable.
         Section 5(a)(vii),         Not applicable.
         Section 5(b)(iv),          Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here: No change from Section 14.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv), the "Default under Specified Transaction" provisions of Section 5(a)(v) and the "Tax Event" and "Tax Event Upon Merger" provisions of Sections 5(b)(ii) and 5(b)(iii) and the "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Party A and will not apply to Party B.

(e) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(g)      Payments on Early Termination. For the purpose of Section 6(e) of this
         Agreement:

         (i) Market Quotation will apply unless Party B is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and Party B has contracted to enter into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

         (ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i) Additional Termination Event. Each of the following shall constitute an Additional Termination Event pursuant to Section 5(b)(v):

         (i) any acceleration of the Notes (provided such acceleration has not been rescinded and annulled pursuant to Section 5.2(b) of the Indenture) and liquidation of the Indenture Trust Estate with Party B the sole Affected Party;

         (ii) failure of Party A to comply with the requirements of paragraph (a) of Part 5 hereof, with Party A as the sole Affected Party; provided, that the amount of any payment by Party B shall be limited to the amount, if any, received by Party B from a replacement counterparty; or

         (iii) any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which may adversely affect any of Party A's rights or obligations under this Agreement or any Transaction that is made without the consent of Party A, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent, with Party B as the sole Affected Party.

Part 2.  Tax Representations.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.


(b)      Payee Tax Representations. For the purpose of Section 3(f) of this
         Agreement:

         (i) Party A will make the representations specified below:

         It is a national banking association organized and existing under the laws of the United States of America.


         (ii) Party B will make the representations specified below:

         Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.


Part 3.  Documents to be Delivered.

(a) For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

         (i) Tax forms, documents or certificates to be delivered are: Form W-9 to be delivered by Party A, and Form W-9 to be delivered by Party B.

(b) Other documents to be delivered are:


Party required to            Form/Document/                     Date by which to be            Section 3(d)
deliver document             Certificate                        delivered                      Representation


                             Annual     audited      financial
                             statements  for  such  party,  if
                             available  (or  in  the  case  of
                             Party  A, its  corporate  parent)
Party A and Party B          prepared   in   accordance   with  Promptly    after    request,
                             generally   accepted   accounting  after such  documents  become
                             principles   in  the  country  in  publicly available.            Applicable
                             which the party is organized


                             Certificate  or  other  documents
                             evidencing  the  authority of the
                             party    entering    into    this
                             Agreement or a  Confirmation,  as  At or promptly  following the
Party A and Party B          the   case   may  be,   including  execution of this  Agreement,
                             copies of any  board  resolutions  and,  if  a  Confirmation  so and  appropriate  certificates of  requires  it,  on  or  before  Applicable incumbency  as  to  the  officers  the date set forth therein.
                             executing such documents.


                                                                At or promptly  following the
                             Opinions  of  counsel in form and  execution of this  Agreement,
Party A and Party B          substance   acceptable   to   the  and,  if  a  Confirmation  so  Not Applicable
                             other party.                       requires  it,  on  or  before
                                                                the date set forth therein.


                                                                To be made  available on Ford
Party B                      Monthly investor reports           Credit's website.
                                                                                               Not Applicable

Part 4.  Miscellaneous

     (a) Addresses for Notices:

              For the purpose of Section 12(a) of this Agreement, any notice relating to a particular Transaction shall be delivered to the address or fax or telex number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Section 5 and 6 of this Agreement shall be delivered to the following address:

                      (1)  TO PARTY A:

                                    Bank One, NA
                                    1 Bank One Plaza-Suite 1LI-0047
                                    Chicago, IL 60670

                                    For confirmations:
                                    Attn: CMS Department Manager
                                    Fax:  (312) 732-7940

                                    For floating  interest  rate  resets,
                                    payment  calculations  and payment
                                    Instructions:
                                    Attn: CMS Department Manager
                                    Fax:  (312) 336-4403

                                    Address for all other notices or
                                    communications to Party A:

                                    1 Bank One Plaza- Suite 1LI-0107
                                    Chicago, IL 60670
                                    Attn: Capital Markets Credit or Credit
                                          Trading Products
                                    Fax:  (312) 732-4172

                      (2)   TO PARTY B:

                                    Wachovia Bank of Delaware, National
                                    Association,
                                    as Owner Trustee for
                                    Ford Credit Auto Owner Trust 2003-B
                                    One Rodney Square
                                    920 King Street
                                    Wilmington, Delaware 19801
                                    Attn:  Corporate Trust Administration,
                                           Amy Martin

                           with a copy to:

                                    The Bank of New York, as Indenture Trustee for Ford Credit Auto Owner Trust 2003-B 101 Barclay Street New York, New York 10286
                                    Attn: Structured Finance Services - Asset
                                    Backed Securities, Ford 2003-B Fax:
                                    212-815-2493


                           and with a copy to

                                    Ford Motor Credit Company
                                    c/o Ford Motor Company - WHQ
                                    One American Road
                                    Suite 1034-A1
                                    Dearborn, Michigan  48126
                                    Office of the General Counsel
                                    Attention of the Secretary
                                    Fax:   (313) 248-7613

(b) Process Agent. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:      Not applicable.

         Party B appoints as its Process Agent:      Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10 of this Agreement:

         (i)      Party A is not a Multibranch Party.

         (ii)     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document.

         Party A:  Not Applicable
         Party B:  Not Applicable

(g)      Credit Support Provider.

         Party A:  Not Applicable
         Party B:  Not Applicable

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions under this Agreement.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(k) Approval of Amendments or Assignment. No amendments to this Agreement shall be effected, nor may the rights and obligations of Party A be transferred or assigned, without the prior written confirmation of each Rating Agency that such amendment, transfer or assignment will not cause such Rating Agency to reduce or withdraw its then current rating on any of the Notes.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, its right to have a jury trial in respect to any proceedings related to this Agreement. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section.

Part 5.  Other Provisions.

(a) Counterparty Rating Withdrawal or Reduction. In the event that (w) Party A's long- or short-term unsecured and unsubordinated debt rating (or bank deposit rating) is withdrawn or reduced below "A-" or "A-1" by S&P (or if it has no short term unsecured debt rating by S&P, a long term unsecured debt rating of "A+") (x) either (i) Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's and Party A does not have a short-term unsecured and unsubordinated debt rating of "P-1" or above or (ii) Party A's long- or short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1/P-1" by Moody's, (y) Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by Fitch (such rating thresholds, "Approved Rating Thresholds") or (z) if any event set forth in clause (w),
     (x) or (y) occurs and is continuing, any Rating Agency gives notice to Party B, the Indenture Trustee or the Administrator that the credit support, if any, with respect to Party A is no longer deemed adequate to maintain the then-current rating on the Class A Notes, within 30 days of such rating withdrawal or downgrade or notification (unless, within 30 days after such withdrawal or downgrade each such Rating Agency has reconfirmed the rating of each Class of Notes which was in effect immediately prior to such withdrawal or downgrade or notification), Party A shall (i) assign each Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B (which approval shall not be unreasonably withheld) on terms substantially similar to this Schedule and the related Confirmation, (ii) obtain a guaranty of, or a contingent agreement of, another person with Approved Rating Thresholds to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B (which approval not to be unreasonably withheld), (iii) post mark-to-market collateral, pursuant to a collateral support agreement acceptable to Party B, which will be sufficient to restore any downgrade or withdrawal in the ratings of each Class of Notes and Class D Certificates issued by Party B attributable to Party A's failure to comply with the Approved Rating Thresholds, or (iv) establish any other arrangement satisfactory to Party B and to the applicable Rating Agency, in each case, sufficient to satisfy the Rating Agency Condition. All costs and expenses in connection with effecting any arrangements pursuant to clauses (i),
     (ii), (iii) or (iv) shall be for the account of Party A.

(b) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of this Master Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Master Agreement to which it is a party or that is required by this Master Agreement to deliver, each of Party A and Party B acknowledge that:

         (i) it is not relying (for the purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation other than the representations expressly set forth in this Master Agreement, such Credit Support Document and in any Confirmation;

         (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Master Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation;

         (iii) it has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Master Agreement, such Credit Support Document, each Transaction and such other documentation and is capable of assuming and willing to, and will, assume (financially and otherwise) those risks;

         (iv) it is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000;

         (v) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business;

         (vi) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

         (vii) the other party to this Master Agreement, such Credit Support Document, each Transaction and such other documentation (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it;
                  (b) has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Master Agreement, such Credit Support Document, each Transaction or such other documentation; and (c) has not committed to unwind the Transactions.

         The representations and agreements in Part 5(b) above of this Schedule shall be deemed representations and agreements for all purposes of this Master Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv) hereof.

(c) Deduction or Withholding for Tax. Party B shall not be required to pay to Party A any amount relating to Indemnifiable Taxes pursuant to
         Section 2(d)(i)(4) of the Agreement. However, if in the absence of this paragraph, Party B would otherwise be required to pay such amounts, Party A shall have the right, but not the obligation, to transfer its rights and obligations under this Agreement to another of its Offices or Affiliates or third party such that no Indemnifiable Tax would be imposed, subject to the notice and consent provisions set forth in
         Section 6(b)(ii) of the Agreement.

(d) No Petition. Party A hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of (i) all of the Notes and Class D Certificates and (ii) any other securities issued by a trust as to which FCAR Two LLC is the depositor and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law, it will not institute against, or join with any other Person in instituting against, Party B or FCAR Two LLC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under United States federal or state bankruptcy or similar law in connection with any obligations of this Agreement. The provisions of this paragraph shall survive the termination of this Agreement. Nothing herein shall prevent Party A from particiapting in any such proceeding once commenced.

(e) Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement, the obligations of Party B under this Agreement and any Transaction hereunder are solely the obligations of Party B and shall be payable solely to the extent of funds received by and available to Party B in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein. Party A acknowledges that Party B has pledged its assets constituting the Indenture Trust Estate to the Indenture Trustee. Upon exhaustion of the assets of Party B and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and, except as specifically provided herein, no recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, Party B based on or arising out of or based upon this Agreement against the Administrator (as defined in the Administration Agreement), FCAR Two LLC or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of gross negligence or fraudulent actions or omissions taken by them.

(f) Party B Pledge. Notwithstanding Section 7 of this Agreement to the contrary, Party A acknowledges that Party B will pledge its rights under this Agreement to the Indenture Trustee for the benefit of the holders of the Notes pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against Party A. Party A shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein.

(g) Confirmation of Transactions. Each Transaction to be effectuated pursuant to this Agreement shall be evidenced by a written confirmation executed by each of Party A and Party B.

(h) Recording of Conversations. Each party (i) consents to the recording of the telephone conversations of the trading and marketing personnel of the parties in connection with this Agreement and any potential or actual Transaction and (ii) agrees to obtain any necessary consent of, and to give notice of such recording to, its personnel.

(i) Consent by Party A to Amendments to Certain Documents. Before any amendment is made to the Indenture or any of the Receivables Transfer and Servicing Agreements which may adversely affect any of Party A's rights or obligations under this Agreement or any Transaction, or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement or any Transaction, Party B shall provide Party A with a copy of the proposed amendment or supplement and shall obtain the consent of Party A thereto prior to its adoption, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent.

(j) Definitions. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

(k) Set-off. Nothwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmations attached hereto).

(l) Limitation of Liability of Owner Trustee. Nothwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of Party B by Wachovia Bank of Delaware, National Association not in its individual capacity but solely in its capacity as Owner Trustee of Party B and in no event shall Wachovia Bank of Delaware, National Association in its individual capacity or any beneficial owner of Party B have any liability for the representations, warranties, covenants, agreements or other obligations of Party B hereunder, as to all of which recourse shall be had solely to the assets of Party B. For all purposes of this Agreement, in the performance of any duties or obligations of Party B hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement; provided, however, that the foregoing shall not relieve the Owner Trustee from any liability it might otherwise have under the Trust Agreement as a result of its gross negligence or willful misconduct.


(m)      Additional Definitions.

                  "Administration Agreement" shall mean the administration agreement (including Appendix A thereto) dated as of March 1, 2003, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Motor Credit Company and The Bank of New York.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                  "Class A Notes" means the Class A Notes issued by Party B pursuant to the Indenture.

                  "Class A-1 Notes" means the Class A-1 Notes issued by Party B pursuant to the Indenture.

                  "Class A-2 Notes" means the Class A-2a Notes and the Class A-2b Notes issued by Party B pursuant to the Indenture.

                  "Class A-3 Notes" means the Class A-3a Notes and the Class A-3b Notes issued by Party B pursuant to the Indenture.

                  "Class A-4 Notes" means the Class A-4 Notes issued by Party B pursuant to the Indenture.

                  "Class B-1 Notes" means the Class B-1 Notes issued by Party B pursuant to the Indenture.

                  "Class B-2 Notes" means the Class B-2 Notes issued by Party B pursuant to the Indenture.

                  "Class C Notes" means the Class C Notes issued by Party B pursuant to the Indenture.

                  "Class D Certificates" means the Class D Certificates issued by Party B pursuant to the Trust Agreement.

                  "Closing Date" shall mean March 20, 2003.

                  "FCAR Two LLC" shall mean Ford Credit Auto Receivables Two
         LLC.

                  "Fitch" means Fitch, Inc.

                  "Indenture" shall mean the indenture dated as of March 1, 2003 (including Appendix A thereto), as amended, supplemented or otherwise modified and in effect, between Party B and The Bank of New York, as Indenture Trustee.

                  "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Swap Counterparties (as specified in the Indenture,including Appendix A thereto) including, without limitation, all property and interests granted to the Indenture Trustee, including all proceeds thereof.

                  "Indenture Trustee" shall mean The Bank of New York or any successor or replacement thereto pursuant to the Indenture.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B-1 Notes, the Class B-2 Notes and the Class C Notes issued by Party B pursuant to the Indenture.

                  "Owner Trustee" shall mean Wachovia Bank of Delaware, National Association, as owner trustee under the Trust Agreement.

                  "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing April 15, 2003.

                  "Purchase Agreement" shall mean the purchase agreement (including Appendix A thereto) dated as of March 1, 2003, as from time to time amended, supplemented or otherwise modified and in effect, between Ford Motor Credit Company and FCAR Two LLC.

                  "Rating Agencies" shall mean Moody's, S&P and Fitch or any substitute rating agency that FCAR Two LLC requests to rate the Notes or Class D Certificates.

                  "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified FCAR Two LLC, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Class D Certificates.

                  "Receivables Transfer and Servicing Agreements" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

                  "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "Sale and Servicing Agreement" shall mean the sale and servicing agreement (including Appendix A thereto) dated as of March 1, 2003, as amended, supplemented or otherwise modified and in effect, by and among Party B, FCAR Two LLC, as seller, and Ford Motor Credit Company, as servicer.

                  "Servicer" shall mean Ford Motor Credit Company, as servicer under the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement (including Appendix A thereto), dated as of March 1, 2003, as amended, supplemented or otherwise modified and in effect, by and among FCAR Two LLC, Wachovia Bank of Delaware, National Association, as Owner Trustee.

             IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.


BANK ONE, NA                                FORD CREDIT AUTO OWNER TRUST
                                            2003-B

                                            By: WACHOVIA BANK OF DELAWARE,
                                            NATIONAL ASSOCIATION
                                            not in its individual capacity
                                            but solely as Owner Trustee


By:___________________                      By:  ____________________
Name:                                       Name:
Title:                                      Title:

Date:   March 20, 2003                      Date:  March 20, 2003